UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 26, 2004

AEGIS ASSET BACKED SECURITIES CORPORATION (as Depositor under the Pooling and Servicing Agreement dated as of October 1, 2004, providing for the issuance of Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-5)

         Aegis Asset Backed Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-118695	43-1964014
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  800-991-5625

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.  Other Events

The financial statements of Financial Guaranty Insurance Company (“FGIC”) as of December 31, 2003, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K.  The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP.  The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP.  The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and the registration statement (No. 333-118695) relating to the Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-5, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP.  The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

In addition, the unaudited financial statements of FGIC as of June 30, 2004 and for the three-month and six month periods ended June 30, 2004 and 2003 are attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(99)      Not applicable.

(99)      Not applicable.

(99)      Exhibits:

23.1       Consent of KPMG LLP

23.2       Consent of Ernst & Young LLP

99.1       Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

99.2       Financial statements of FGIC as of June 30, 2004, and for the three-month and six month periods ended June 30, 2004 and 2003.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            AEGIS ASSET BACKED SECURITIES

                                                               CORPORATION

                                                                        By:  /s/ Stuart D. Marvin

                                                                                Name: Stuart D. Marvin

                                                                                Title:   Executive Vice President

Dated:  October 25, 2004

EXHIBIT INDEX

Exhibit No.                                          Description

23.1              Consent of KPMG LLP

23.2              Consent of Ernst & Young LLP

99.1              Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

99.2              Financial statements of FGIC as of June 30, 2004, and for the three-month and six month periods ended June 30, 2004 and 2003.

Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:

            We consent to the use of our report dated February 14, 2003, on the predecessor basis financial statements of Financial Guaranty Insurance Company as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002, included in the Form 8-K of Aegis Asset Backed Securities Corporation (the “Registrant”), which is incorporated by reference in the registration statement (No. 333-118695), relating to the Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-5 and to the reference to our firm under the heading “Experts” in the Prospectus Supplement of the Registrant.

/s/ KPMG LLP

New York, New York

October 25, 2004

Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of Aegis Asset Backed Securities Corporation for the registration of Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-5, in the registration statement on From S-3 (No. 333-118695) and to the incorporation by reference therein of our report dated February 20, 2004, with respect to the financial statements of Financial Guaranty Insurance Company, appearing in the Form 8-K of Aegis Asset Backed Securities Corporation dated October 25, 2004, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

New York, New York

October 25, 2004